SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2003
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                        SAVVIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-29375               43-1809960
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(State or Other Jurisdiction          (Commission File         (IRS Employer
of Incorporation or Organization)          Number)           Identification No.)


            12851 Worldgate Drive, Herndon, Virginia                  20170
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            (Address of Principal Executive Office)                 (Zip Code)


       Registrant's telephone number, including area code: (703) 234-8000
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         Attached as Exhibits 99.1 and 99.2 to this Report on Form 8-K, and incorporated herein by reference, are two press releases issued on January 21, 2003, by the registrant. The first press release announces the appointment of Jeffrey H. VonDeylen as Executive Vice President, Chief Financial Officer, and Director of the registrant effective March 1, 2003. Mr. VonDeylen will replace David J. Frear, who will resign at the end of February. The second press release announces the appointment of Grier C. Raclin as Executive Vice President, General Counsel and Corporate Secretary of the registrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

99.1     Press release, dated January 21, 2003.

99.2     Press release, dated January 21, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SAVVIS COMMUNICATIONS CORPORATION



Date: January 21, 2003              By: /s/ David J. Frear
                                        ----------------------------------------
                                        Name:   David J. Frear
                                        Title:  Executive Vice President and CFO



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                                  EXHIBIT INDEX
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Exhibit No.              Description
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99.1                     Press release, dated January 21, 2003.
99.2                     Press release, dated January 21, 2003.